SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          June 17, 2004

Income Opportunity Realty Investors, Inc.

 (Exact name of registrant as specified in its charter)

Nevada	1-14784	75-2615944

(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1800 Valley View Lane, Suite 300, Dallas, Texas 75234

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code          214-750-5800

1755 Wittington Place, Suite 340, Dallas, Texas 75234

(Former name or former address, if changed since last report)

Item 4. Changes in Registrant’s Certifying Accountant

     Effective June 17, 2004, the Audit Committee of the Board of Directors of Income Opportunity Realty Investors, Inc. (“IOT” or the “Registrant”) re-engaged the Plano, Texas firm of Farmer, Fuqua & Huff, P.C. as the independent accountant to audit IOT’s financial statements for the fiscal year ending December 31, 2004 and any interim periods. Farmer, Fuqua & Huff, P.C. was the independent auditor for IOT’s financial statements for the Registrant’s most recent fiscal year ended December 31, 2003, and a subsequent interim period, having originally been engaged on July 1, 2003. On May 31, 2004, Farmer, Fuqua & Huff, P.C. had advised the IOT Board of Directors that by virtue of other assignments for such firm with affiliates of IOT, perhaps another firm should handle the audit of IOT’s financial statements for the fiscal year ending December 31, 2004, and the Audit Committee then engaged the Plano, Texas firm of Swalm & Associates, P.C. as the independent accountant to audit IOT’s financial statements. However, Swalm & Associates, P.C. has been unable to perform any work for IOT and is not able to do so until its registration with the Public Company Accounting Oversight Board (the “PCAOB”) is approved. By virtue of such circumstance, the Audit Committee of the Board of Directors determined to re-engage Farmer, Fuqua & Huff, P.C. The decision to again change accountants was approved by the Audit Committee of the Board of Directors of IOT consisting of Messrs. David Allard, Robert Jakuszewski and Peter Larsen.

     The re-engagement effective June 17, 2004 of Farmer, Fuqua & Huff, P.C. as the independent account for IOT necessarily results in the termination or dismissal of Swalm & Associates, P.C. which had been engaged on June 1, 2004, and had been unable to perform any work for IOT during such period. Farmer, Fuqua & Huff, P.C. audit IOT’s financial statements for the fiscal year ended December 31, 2003 and was engaged effective July 1, 2003 as the independent accountant for IOT which in turn resulted in the termination or dismissal of the then principal accountant which had audited IOT’s financial statements for the previous two fiscal years ended December 31, 2001 and 2002, BDO Seidman LLP.

     During the Registrant’s two most recent fiscal years and subsequent interim period through June 17, 2004, there were no disagreements between the Registrant and Swalm & Associates, P.C. or Farmer, Fuqua & Huff, P.C. or prior thereto with BDO Seidman LLP concerning any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Swalm & Associates, P.C.’s or Farmer, Fuqua & Huff, P.C.’s (or BDO Seidman LLP’s) satisfaction would have caused any of them to make a reference to the subject matter of the disagreements in connection with their reports; there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

     Farmer, Fuqua & Huff, P.C.’s report dated March 12, 2004 on IOT’s financial statements for the year ended December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

     IOT provided Swalm & Associates, P.C. with a copy of the foregoing disclosures and requested from Swalm & Associates, P.C. a letter addressed to the Commission stating whether Swalm & Associates, P.C. agrees with the statements made by IOT in response to Item 304(a) of

Regulation S-K, and if not, stating the respects in which it does not agree. Swalm & Associates, P.C.’s letter is attached as an exhibit to this Current Report as Exhibit 16.2.

Item 7. Financial Statements and Exhibits

     (c) Exhibits. The following documents are filed as exhibits to this report:

Exhibit Designation	Description of Exhibit
16.2	Letter dated June 18, 2004 addressed to the Securities and Exchange Commission from Swalm & Associates, P.C.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date: June 18, 2004	INCOME OPPORTUNITY REALTY INVESTORS, INC.
	By:	/s/ Louis J. Corna
Louis J. Corna, Executive Vice President,
General Counsel, Tax Counsel and Secretary

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